UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: Merrill Lynch New York Municipal Bond Fund of
              Merrill Lynch Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 03/31/05

Item 1 - Report to Stockholders

                                                Merrill Lynch
                                                New York Municipal
                                                Bond Fund

                                                Semi-Annual Report
                                                March 31, 2005

Merrill Lynch New York Municipal Bond Fund

Portfolio Information as of March 31, 2005

                                                                      Percent of
Quality Ratings by S&P/Moody's                                 Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................   38.7%
AA/Aa .............................................................   11.7
A/A ...............................................................   15.5
BBB/Baa ...........................................................   13.6
BB/Ba .............................................................    3.4
B/B ...............................................................    0.6
CCC/Caa ...........................................................    2.4
NR (Not Rated) ....................................................   13.5
Other* ............................................................    0.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ............................................     77.8%
General Obligation Bonds .......................................     15.9
Prerefunded Bonds+ .............................................      6.3
--------------------------------------------------------------------------------
+     Backed by an escrow fund.


2       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                      6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%         + 6.69%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00          + 5.41
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +15.13          +15.06
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47          + 1.15
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21          + 2.67
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39          + 7.84
-----------------------------------------------------------------------------------------------

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation. In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Trustee


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005         3

A Discussion With Your Fund's Portfolio Manager

      The Fund provided positive results relative to its broad market benchmark and its Lipper peers, benefiting from a judicious allocation to non-investment grade municipal debt and a focus on maintaining an attractive yield.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields, although volatile, were little changed over the past six months. Gross domestic product (GDP) growth was recently revised to 3.8% for the fourth quarter of 2004, similar to the 4% rate recorded in the third quarter. For 2004 as a whole, real GDP grew at a 4.4% annual rate, well ahead of 2003's annual rate of 3%. First quarter 2005 GDP growth is expected to remain in the 4% range.

Continued economic improvements have been broadly disregarded, as financial markets have focused on inflationary trends, currency-related demand for long-term securities, and Federal Reserve Board (the Fed) interest rate actions. The Fed continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 2.75% at period-end. As the short end of the yield curve responded to the Fed actions with rising yields, the longer end was little affected. The result has been a flattening of the yield curve. Over the past six months, 30-year U.S. Treasury bond yields declined 14 basis points to 4.75% while 10-year yields increased 36 basis points to 4.50%.

Trends in the tax-exempt market were similar. Yields on long-term, A-rated revenue bonds, as measured by the Bond Buyer Revenue Bond Index, were essentially unchanged at 5.03%. As reported by Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 10 basis points to 4.58% while yields on AAA-rated, 10-year bonds rose 37 basis points to 3.84%.

Over the past six months, $190 billion in tax-exempt bonds was underwritten, an increase of approximately 5% versus the same period a year ago. More than $96 billion in new long-term municipal securities was issued in the first three months of 2005, an increase of 13% compared to the first quarter of 2004. Recent quarterly issuance was boosted by a 25% increase in refunding issues as municipalities sought to refinance existing higher-coupon debt. These refundings have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Recent demand for municipal product has been positive. According to the Investment Company Institute, in the first two months of 2005, monthly net new cash flows into long-term municipal bond funds have been in the $725 million to $800 million range. This represents a significant improvement from $275 million during the same period in 2004. Recent weekly figures from AMG Data Services have continued to show generally positive flows during March 2005. As in earlier quarters, much of these flows have been directed to high yield municipal bond funds, resulting in a continued narrowing of credit spreads.

Describe conditions in the State of New York.

The State of New York maintains credit ratings of A1, AA and AA- from Moody's, Standard and Poor's (S&P) and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, reflecting an upgrade in November, while Fitch and S&P carry stable outlooks. The state economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipt estimates for fiscal year 2005 (ended March 31, 2005) show a 14% increase from the prior year. Fiscal year 2005 is expected to produce a $170 million operating surplus.

The Executive Budget forecasts a more moderate 5.4% increase in tax receipts for fiscal year 2006. Due in large part to this revenue growth, the projected budget deficit for fiscal year 2006 has dropped from $6 billion to about $4 billion. However, this does not factor in a lawsuit recently won by the Campaign for Fiscal Equity that could add up to $2 billion in annual state education spending. Crafting a balanced budget will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending.

The economy produced good job growth in 2004, with total non-farm labor increasing .5% from the prior year. This was the first annual gain since 2000. New York ranks fifth-highest among all states in per capita income. Modest income growth during 2005 would boost personal income tax receipts, at roughly 38% of general fund receipts.


4       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2005, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +1.95%, +1.74%, +1.69% and +2.09%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The unmanaged Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds throughout the nation, returned +1.21% for the same period while the Lipper New York Municipal Debt Funds category had an average return of +.99%. (Funds in this Lipper category invest in securities that are exempt from New York state or city taxes.)

For the most part, Fund performance was driven by three factors. First, we maintained a shorter-than-average duration versus our Lipper peers. Although this hampered performance early in the period as long-term interest rates remained stubbornly low, it contributed to Fund results later in the period as long-term interest rates finally began to inch higher. Second, we maintained approximately 14% of net assets in higher-yielding credits (primarily uninsured and non-investment grade bonds), a sector that outperformed the broader municipal market as credit spreads continued to narrow. The outperformance of our higher-yielding credits more than offset the negative impact of the short duration early in the period. Finally, we remained committed to enhancing shareholder income by retaining bonds with high book yields and holding only minimal cash reserves. The Fund benefited from superior couponing and a higher accrual than many of its peers.

What changes were made to the portfolio during the period?

We continued to focus on reducing portfolio volatility and enhancing shareholder value through an emphasis on providing attractive tax-exempt income. To that end, we held onto bonds booked into the portfolio at attractive yields and remained essentially fully invested throughout the period. While the high yield sector has performed well for the Fund over the past six months, we are content with our current allocation to this sector and are looking to add bonds rated BBB+, the lower tier of the investment grade universe.

The major market action over the past six months has been a flattening of the yield curve. The yield spread between 10-year and 30-year Treasury issues was just 25 basis points at March 31, 2005. We had been looking to capitalize on the curve flattening trade and move into longer-dated securities as opportunities presented themselves. However, given the market's low absolute yields and a lack of significant issuance on the long end, we were not able to effect this trade as much as we would have liked, since we were reluctant to give up bonds booked at higher yields in order to move further out. As a result, the Fund exhibited relatively low portfolio turnover.

The new-issue calendar has been fairly large in recent months. Nationally, new issuance in the first quarter of 2005 went on record as the largest in any first quarter. While New York played a significant part in the increased supply, most of the New York issues came in the form of a few very large deals, consisting primarily of high-quality debt. Ultimately, we found little opportunity for the Fund to get involved, as there was no additional yield to be gained.

How would you characterize the Fund's position at the close of the period?

The Fed has been more vocal in expressing its concern about inflation. To the extent that the economic releases continue to justify that concern, we believe the market is still prone to volatility and higher interest rates. However, high oil prices and slow job growth serve as a significant impediment to economic expansion. In view of all of this, we believe the market forces are closer to equilibrium than they have been in some time. For that reason, we are considering opportunistic moves aimed at increasing the Fund's duration toward a more neutral posture. Our goal is to add value by trading around the market while being less committed to a directional move in long-term interest rates.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

April 7, 2005


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005         5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.

Recent Performance Results

                                                          6-Month            12-Month           Ten-Year        Standardized
As of March 31, 2005                                    Total Return       Total Return       Total Return      30-Day Yield
============================================================================================================================
ML New York Municipal Bond Fund Class A Shares*            +1.95%             +3.22%             +67.67%            3.97%
----------------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares*            +1.74              +2.80              +61.11             3.72
----------------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares*            +1.69              +2.70              +59.36             3.63
----------------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class I Shares*            +2.09              +3.42              +69.47             4.06
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                     +1.21              +2.67              +84.65               --
----------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

Performance Data (concluded)

Average Annual Total Return

                                                  Return Without    Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/05                                 +3.22%         -0.91%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                               +6.10          +5.24
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                                +5.30          +4.87
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                      Return          Return
                                                   Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/05                                 +2.80%         -1.13%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                               +5.67          +5.35
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                                +4.88          +4.88
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                      Return           Return
                                                   Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/05                                 +2.70%          +1.72%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                               +5.57           +5.57
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                                +4.77           +4.77
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                  Return Without    Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 3/31/05                                 +3.42%          -0.72%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                               +6.20           +5.34
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                                +5.42           +4.99
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005         7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                       Beginning           Ending      During the Period*
                                                     Account Value     Account Value   October 1, 2004 to
                                                    October 1, 2004    March 31, 2005    March 31, 2005
=========================================================================================================
Actual
=========================================================================================================
Class A                                                  $1,000           $1,019.50           $4.28
---------------------------------------------------------------------------------------------------------
Class B                                                  $1,000           $1,017.40           $6.29
---------------------------------------------------------------------------------------------------------
Class C                                                  $1,000           $1,016.90           $6.79
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000           $1,020.90           $3.78
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                  $1,000           $1,020.69           $4.28
---------------------------------------------------------------------------------------------------------
Class B                                                  $1,000           $1,018.70           $6.29
---------------------------------------------------------------------------------------------------------
Class C                                                  $1,000           $1,018.20           $6.79
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000           $1,021.19           $3.78
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.85% for Class A, 1.25% for Class B, 1.35% for Class C and .75% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

Schedule of Investments                                           (in Thousands)

                         Face
                         Amount       Municipal Bonds                                                                        Value
===================================================================================================================================
New York--86.4%
-----------------------------------------------------------------------------------------------------------------------------------
                         $  700       Albany County, New York, IDA, IDR (Albany College of Pharmacy), Series A, 5.625%
                                      due 12/01/2034                                                                       $    727
                         ----------------------------------------------------------------------------------------------------------
                          1,175       Albany, New York, IDA, Civic Facility Revenue Bonds (University Heights--Albany
                                      Law School), Series A, 6.75% due 12/01/2019 (i)                                         1,336
                         ----------------------------------------------------------------------------------------------------------
                          1,200       Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint Francis
                                      Hospital), Series B, 7.25% due 3/01/2019                                                1,231
                         ----------------------------------------------------------------------------------------------------------
                                      Erie County, New York, IDA, Life Care Community Revenue Bonds (Episcopal Church
                                      Home), Series A:
                          1,500            5.875% due 2/01/2018                                                               1,525
                          3,000            6% due 2/01/2028                                                                   3,051
                         ----------------------------------------------------------------------------------------------------------
                          1,755       Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo
                                      Project), 5.75% due 5/01/2021 (c)                                                       1,947
                         ----------------------------------------------------------------------------------------------------------
                                      Hempstead Town, New York, IDA, Civic Facility Revenue Bonds (Adelphi University
                                      Civic Facility):
                          1,700            5.75% due 6/01/2022                                                                1,853
                          2,500            5.50% due 6/01/2032                                                                2,653
                         ----------------------------------------------------------------------------------------------------------
                                      Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                                      Refunding Bonds (h):
                            100            Series B, 5.125% due 7/01/2024 (a)                                                   105
                          2,750            Series D, 5% due 7/01/2016 (d)                                                     2,881
                         ----------------------------------------------------------------------------------------------------------
                          1,000       Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue
                                      Bonds, Series A, 6.125% due 4/01/2010 (b)(e)                                            1,131
                         ----------------------------------------------------------------------------------------------------------
                          2,100       Metropolitan Transportation Authority, New York, Revenue Refunding Bonds, RIB,
                                      Series 724X, 8.97% due 11/15/2032 (c)(g)                                                2,576
                         ----------------------------------------------------------------------------------------------------------
                            445       Monroe County, New York, IDA, Student Housing Revenue Bonds (Collegiate), Series
                                      A, 5.375% due 4/01/2029                                                                   429
                         ----------------------------------------------------------------------------------------------------------
                          2,500       New York City, New York, City Housing Development Corporation, M/F Housing
                                      Revenue Bonds, AMT, Series A, 5.50% due 11/01/2034                                      2,544
                         ----------------------------------------------------------------------------------------------------------
                          2,485       New York City, New York, City Housing Development Corporation, Presidential
                                      Revenue Bonds (The Animal Medical Center), Series A, 5.50% due 12/01/2033               2,599
                         ----------------------------------------------------------------------------------------------------------
                                      New York City, New York, City IDA, Civic Facility Revenue Bonds:
                            640            (A Very Special Place Inc. Project), Series A, 6.125% due 1/01/2013                  650
                          1,600            (A Very Special Place Inc. Project), Series A, 7% due 1/01/2033                    1,675
                          6,000            (PSCH Inc. Project), 6.375% due 7/01/2033                                          6,340
                          2,500            Series C, 6.80% due 6/01/2028                                                      2,572
                          1,000            (Special Needs Facility Pooled Program), Series A-1, 6.50% due 7/01/2017           1,037
                          2,540            (Special Needs Facility Pooled Program), Series C-1, 6.50% due 7/01/2017           2,635
                         ----------------------------------------------------------------------------------------------------------
                          2,000       New York City, New York, City IDA, Revenue Bonds (Visy Paper Inc. Project), AMT,
                                      7.95% due 1/01/2028                                                                     2,086
                         ----------------------------------------------------------------------------------------------------------
                                      New York City, New York, City IDA, Special Facilities Revenue Bonds, AMT:
                          1,000            (British Airways Plc Project), 5.25% due 12/01/2032                                  833
                            855            (Continental Airlines Inc.), 7.25% due 11/01/2008                                    845
                          1,250            (Continental Airlines Inc.), 8% due 11/01/2012                                     1,179
                            250            (Continental Airlines Inc. Project), 8.375% due 11/01/2016                           237
                          1,965            (Northwest Airlines Inc.), 6% due 6/01/2027                                        1,367
                          3,250            (Terminal One Group Association Project), 6.125% due 1/01/2024                     3,296
                         ----------------------------------------------------------------------------------------------------------
                                      New York City, New York, GO, Refunding:
                          1,695            Series G, 5.75% due 2/01/2006 (e)                                                  1,765
                          1,005            Series G, 5.75% due 2/01/2020                                                      1,040
                          2,305            Series J, 6% due 8/01/2007 (e)                                                     2,488
                          1,195            Series J, 6% due 8/01/2017                                                         1,272
                         ----------------------------------------------------------------------------------------------------------
                          2,000       New York City, New York, GO, Series J, 5% due 5/15/2023                                 2,057

Portfolio Abbreviations

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005         9

Schedule of Investments (continued)                               (in Thousands)

                         Face
                         Amount       Municipal Bonds                                                                        Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                         $3,500       New York City, New York, IDA, Special Facilities Revenue Bonds (1990 American
                                      Airlines Inc. Project), AMT, 5.40% due 7/01/2020                                     $  2,121
                         ----------------------------------------------------------------------------------------------------------
                            500       New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds,
                                      Series A, 4.50% due 10/15/2033 (a)                                                        487
                         ----------------------------------------------------------------------------------------------------------
                                      New York State Dormitory Authority Revenue Bonds:
                          2,000            (Catholic Health Services--Long Island), 5.10% due 7/01/2034                       2,022
                          1,500            (Rochester University), Series A, 5.125% due 7/01/2039                             1,539
                          1,180            (School Districts Financing Program), Series E, 5.75% due 10/01/2030 (d)           1,312
                          3,000            (White Plains Hospital), 5.375% due 2/15/2043 (j)                                  3,135
                          2,500            (Willow Towers Inc. Project), 5.40% due 2/01/2034 (f)                              2,654
                         ----------------------------------------------------------------------------------------------------------
                          4,850       New York State Dormitory Authority, Revenue Refunding Bonds (Mount Sinai Health),
                                      Series A, 6.625% due 7/01/2018                                                          5,115
                         ----------------------------------------------------------------------------------------------------------
                          1,565       New York State Dormitory Authority, Upstate Community Colleges Revenue Refunding
                                      Bonds, Series B, 5.25% due 7/01/2021                                                    1,653
                         ----------------------------------------------------------------------------------------------------------
                          6,400       New York State Energy Research and Development Authority, Facilities Revenue
                                      Refunding Bonds (Consolidated Edison Co. of New York), Series A, 6.10% due
                                      8/15/2020 (a)                                                                           6,580
                         ----------------------------------------------------------------------------------------------------------
                          2,000       New York State Energy Research and Development Authority, PCR, Refunding (Central
                                      Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)                             2,147
                         ----------------------------------------------------------------------------------------------------------
                          3,000       New York State Environmental Facilities Corporation, Special Obligation Revenue
                                      Refunding Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)                         3,466
                         ----------------------------------------------------------------------------------------------------------
                          3,550       New York State, HFA, Revenue Refunding Bonds (Housing Mortgage Project), Series A,
                                      6.10% due 11/01/2015 (c)                                                                3,667
                         ----------------------------------------------------------------------------------------------------------
                                      New York State Mortgage Agency Revenue Bonds, AMT:
                          2,800            DRIVERS, Series 191, 9.318% due 4/01/2030 (g)                                      3,055
                          2,980            Series 101, 5.40% due 4/01/2032                                                    3,033
                         ----------------------------------------------------------------------------------------------------------
                                      New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds,
                                      Series C:
                          1,000            5.25% due 6/01/2021                                                                1,058
                          1,700            5.25% due 12/01/2021                                                               1,798
                          1,000            5.25% due 6/01/2022                                                                1,055
                          1,000            5.25% due 12/01/2022                                                               1,055
                         ----------------------------------------------------------------------------------------------------------
                                      New York State Thruway Authority, General Revenue Bonds:
                          2,320            Series D, 5.50% due 1/01/2007 (e)                                                  2,469
                          1,000            Series F, 5% due 1/01/2030 (a)                                                     1,037
                         ----------------------------------------------------------------------------------------------------------
                          1,000       New York State Urban Development Corporation, Personal Income Tax Revenue Bonds
                                      (State Facilities), Series A, 5.50% due 3/15/2012 (e)                                   1,112
                         ----------------------------------------------------------------------------------------------------------
                                      New York State Urban Development Corporation Revenue Bonds (Youth Facilities
                                      Services Contract), Series B (e):
                          1,675            6% due 4/01/2010                                                                   1,899
                            750            6.125% due 4/01/2010                                                                 854
                            615            6.25% due 4/01/2010                                                                  704
                         ----------------------------------------------------------------------------------------------------------
                                      New York State Urban Development Corporation, Revenue Refunding Bonds:
                          1,685            (Clarkson Center Advance Materials), 5.50% due 1/01/2020                           1,886
                          3,500            (University Facility Grants), 5.50% due 1/01/2019                                  3,917
                         ----------------------------------------------------------------------------------------------------------
                          3,975       Niagara County, New York, IDA, Solid Waste Disposal Revenue Refunding Bonds, AMT,
                                      Series A, 5.45% due 11/15/2026                                                          4,260
                         ----------------------------------------------------------------------------------------------------------
                          1,000       North Country, New York, Development Authority, Solid Waste Management System,
                                      Revenue Refunding Bonds, 6% due 5/15/2015 (c)                                           1,139
                         ----------------------------------------------------------------------------------------------------------
                                      Onondaga County, New York, IDA, Revenue Bonds (Air Cargo), AMT:
                          3,975            6.125% due 1/01/2032                                                               4,046
                          1,365            7.25% due 1/01/2032                                                                1,398
                         ----------------------------------------------------------------------------------------------------------
                          4,075       Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts, AMT,
                                      Class R, Series 10, 9.325% due 1/15/2017 (c)(g)                                         4,503
                         ----------------------------------------------------------------------------------------------------------
                          6,000       Port Authority of New York and New Jersey, Special Obligation Revenue Bonds, RIB,
                                      AMT, Series 243, 9.91% due 12/01/2010 (d)(g)                                            7,487
                         ----------------------------------------------------------------------------------------------------------
                                      Sachem Central School District (Holbrook), New York, GO, Series B (d):
                          1,000            5% due 10/15/2025                                                                  1,035
                          1,300            5% due 10/15/2029                                                                  1,347
                         ----------------------------------------------------------------------------------------------------------
                                      Suffolk County, New York, IDA, Civic Facility Revenue Bonds:
                          2,000            (Huntington Hospital Project), Series B, 5.875% due 11/01/2032                     2,070
                            135            (Special Needs Facilities Pooled Program), Series D-1, 6.50% due 7/01/2017           140


10      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                         Face
                         Amount       Municipal Bonds                                                                        Value
===================================================================================================================================
New York (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                         $1,360       Suffolk County, New York, IDA, IDR (Keyspan--Port Jefferson), AMT, 5.25% due
                                      6/01/2027                                                                            $  1,393
                         ----------------------------------------------------------------------------------------------------------
                          5,000       Suffolk County, New York, IDA, IDR, Refunding (Nissequogue Cogeneration Partners
                                      Facility), AMT, 5.50% due 1/01/2023                                                     4,794
                         ----------------------------------------------------------------------------------------------------------
                          7,155       Suffolk County, New York, IDA, Solid Waste Disposal Facility, Revenue Refunding
                                      Bonds (Ogden Martin System Huntington Project), AMT, 6.25% due 10/01/2012 (a)           8,189
                         ----------------------------------------------------------------------------------------------------------
                                      Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                          1,455            Series A-1, 5.25% due 6/01/2020 (a)                                                1,556
                          1,100            Series C-1, 5.50% due 6/01/2022                                                    1,185
                         ----------------------------------------------------------------------------------------------------------
                                      Tompkins County, New York, IDA, Care Community Revenue Refunding Bonds (Kendal at
                                      Ithaca), Series A-2:
                            900            5.75% due 7/01/2018                                                                  926
                          1,000            6% due 7/01/2024                                                                   1,035
                         ----------------------------------------------------------------------------------------------------------
                                      Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds (d):
                          1,500            5.25% due 11/15/2023                                                               1,602
                          2,290            Series B, 5% due 11/15/2032                                                        2,353
                         ----------------------------------------------------------------------------------------------------------
                                      Troy, New York, City School District, GO, Refunding (c):
                            765            5.75% due 7/15/2017                                                                  849
                            805            5.75% due 7/15/2018                                                                  892
                            850            5.75% due 7/15/2019                                                                  942
                         ----------------------------------------------------------------------------------------------------------
                                      Utica, New York, IDA, Civic Facility Revenue Bonds:
                          1,000            (Munson, Williams, Proctor Institute), 5.375% due 7/15/2020                        1,080
                          1,210            (Munson, Williams, Proctor Institute), 5.40% due 7/15/2030                         1,287
                          2,505            (Utica College Project), Series A, 5.75% due 8/01/2028                             2,462
                         ----------------------------------------------------------------------------------------------------------
                          1,000       Webster, New York, Central School District, GO, Refunding, 5% due 6/15/2023 (c)         1,047
                         ----------------------------------------------------------------------------------------------------------
                          5,200       Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue
                                      Bonds (Kendal on Hudson Project), Series A, 6.50% due 1/01/2034                         5,262
                         ----------------------------------------------------------------------------------------------------------
                                      Willsboro, New York, Central School District, GO, Refunding (b):
                            655            5.75% due 6/15/2026                                                                  728
                            690            5.75% due 6/15/2027                                                                  767
                            730            5.75% due 6/15/2028                                                                  812
                            770            5.75% due 6/15/2029                                                                  856
                         ----------------------------------------------------------------------------------------------------------

===================================================================================================================================
Puerto Rico--9.7%
-----------------------------------------------------------------------------------------------------------------------------------
                          1,000       Children's Trust Fund Project of Puerto Rico, Tobacco Settlement Revenue
                                      Refunding Bonds, 5.625% due 5/15/2043                                                     991
                         ----------------------------------------------------------------------------------------------------------
                          4,750       Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 9.076% due
                                      7/01/2016 (d)(g)                                                                        5,746
                         ----------------------------------------------------------------------------------------------------------
                          3,250       Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                                      Revenue Refunding Bonds, Series D, 5.75% due 7/01/2041                                  3,583
                         ----------------------------------------------------------------------------------------------------------
                                      Puerto Rico Electric Power Authority, Power Revenue Bonds:
                          1,000            Series RR due 7/01/2029 (k)                                                        1,046
                          1,000            Trust Receipts, Class R, Series 16 HH, 9.056% due 7/01/2013 (c)(g)                 1,231
                         ----------------------------------------------------------------------------------------------------------
                          1,000       Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities
                                      Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.),
                                      Series A, 6.45% due 12/01/2025                                                            701
                         ----------------------------------------------------------------------------------------------------------
                          1,420       Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                      Facilities Revenue Bonds (Cogeneration Facility--AES Puerto Rico Project), AMT,
                                      6.625% due 6/01/2026                                                                    1,531
                         ----------------------------------------------------------------------------------------------------------
                          3,000       Puerto Rico Public Buildings Authority, Government Facilities Revenue Refunding
                                      Bonds, Series I, 5.25% due 7/01/2033                                                    3,143
                         ----------------------------------------------------------------------------------------------------------
                          1,000       Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                                      Series E, 5.70% due 2/01/2010 (e)                                                       1,104
                         ----------------------------------------------------------------------------------------------------------
                          1,800       Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS, Series 272, 8.946%
                                      due 8/01/2030 (g)                                                                       1,985
                         ----------------------------------------------------------------------------------------------------------

===================================================================================================================================
U.S. Virgin Islands--2.2%
-----------------------------------------------------------------------------------------------------------------------------------
                          4,500       Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa
                                      Coker Project), AMT, 6.50% due 7/01/2021                                                4,911
                         ----------------------------------------------------------------------------------------------------------
                                      Total Municipal Bonds (Cost--$201,557)--98.3%                                         214,206
                         ==========================================================================================================


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005        11

Schedule of Investments (concluded)                               (in Thousands)

                         Shares
                         Held         Short-Term Securities                                                                  Value
                         ==========================================================================================================
                          1,245       CMA New York Municipal Money Fund (l)                                                $  1,245
                         ----------------------------------------------------------------------------------------------------------
                                      Total Short-Term Securities (Cost--$1,245)--0.6%                                        1,245
                         ==========================================================================================================
                         Total Investments (Cost--$202,803*) --98.9%                                                        215,451

                         Other Assets Less Liabilities--1.1%                                                                  2,308
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $217,759
                                                                                                                           ========

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .............................................     $202,735
                                                                       --------
      Gross unrealized appreciation ..............................     $ 13,035
      Gross unrealized depreciation ..............................         (319)
                                                                       --------
      Net unrealized appreciation ................................     $ 12,716
                                                                       ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f)   GNMA Collateralized.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h)   Escrowed to maturity.
(i)   Radian Insured.
(j)   FHA Insured.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                    1,203           $5
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of March 31, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 3.684%

      Broker, Morgan Stanley Capital
       Services, Inc.
       Expires June 2015                                 $25,000        $284
      --------------------------------------------------------------------------

      Financial futures contracts sold as of March 31, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                       Expiration        Face         Unrealized
      Contracts        Issue             Date           Value       Appreciation
      --------------------------------------------------------------------------
          55       10-Year U.S.          June
                   Treasury Bond         20 05         $6,058           $48
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

Statement of Assets and Liabilities

As of March 31, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                       cost--$201,557,390)                                                                            $ 214,205,669
                       Investments in affiliated securities, at value (identified
                       cost--$1,245,457)                                                                                  1,245,457
                       Unrealized appreciation on forward interest rate swaps ..................                            284,350
                       Cash ....................................................................                             83,963
                       Receivables:
                          Interest .............................................................    $   3,721,039
                          Beneficial interest sold .............................................           47,481
                          Dividends from affiliates ............................................               54         3,768,574
                                                                                                    -------------
                       Prepaid expenses ........................................................                             43,607
                                                                                                                      -------------
                       Total assets ............................................................                        219,631,620
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .................................................        1,036,440
                          Beneficial interest redeemed .........................................          376,488
                          Dividends to shareholders ............................................          253,956
                          Investment adviser ...................................................           82,919
                          Distributor ..........................................................           42,616
                          Other affiliates .....................................................           36,188
                          Variation margin .....................................................           28,733         1,857,340
                                                                                                    -------------
                       Accrued expenses ........................................................                             15,531
                                                                                                                      -------------
                       Total liabilities .......................................................                          1,872,871
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ..............................................................                      $ 217,758,749
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited number
                       of shares authorized ....................................................                      $   1,276,408
                       Class B Shares of beneficial interest, $.10 par value, unlimited number
                       of shares authorized ....................................................                            456,941
                       Class C Shares of beneficial interest, $.10 par value, unlimited number
                       of shares authorized ....................................................                            152,580
                       Class I Shares of beneficial interest, $.10 par value, unlimited number
                       of shares authorized ....................................................                             96,050
                       Paid-in capital in excess of par ........................................                        221,217,768
                       Undistributed investment income--net ....................................    $     408,829
                       Accumulated realized capital losses--net ................................      (18,830,804)
                       Unrealized appreciation--net ............................................       12,980,977
                                                                                                    -------------
                       Total accumulated losses--net ...........................................                         (5,440,998)
                                                                                                                      -------------
                       Net Assets ..............................................................                      $ 217,758,749
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $140,206,724 and 12,764,076 shares of
                       beneficial interest outstanding .........................................                      $       10.98
                                                                                                                      =============
                       Class B--Based on net assets of $50,223,107 and 4,569,405 shares of
                       beneficial interest outstanding .........................................                      $       10.99
                                                                                                                      =============
                       Class C--Based on net assets of $16,775,193 and 1,525,801 shares of
                       beneficial interest outstanding .........................................                      $       10.99
                                                                                                                      =============
                       Class I--Based on net assets of $10,553,725 and 960,498 shares of
                       beneficial interest outstanding .........................................                      $       10.99
                                                                                                                      =============

                       See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005        13

Statement of Operations

For the Six Months Ended March 31, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest ................................................................                      $   6,401,879
                       Dividends from affiliates ...............................................                              4,870
                                                                                                                      -------------
                       Total income ............................................................                          6,406,749
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................................    $     621,354
                       Account maintenance and distribution fees--Class B ......................          135,554
                       Account maintenance fees--Class A .......................................           72,044
                       Accounting services .....................................................           60,649
                       Account maintenance and distribution fees--Class C ......................           51,890
                       Transfer agent fees--Class A ............................................           32,815
                       Printing and shareholder reports ........................................           27,302
                       Professional fees .......................................................           23,587
                       Registration fees .......................................................           22,281
                       Transfer agent fees--Class B ............................................           14,535
                       Trustees' fees and expenses .............................................            8,285
                       Pricing fees ............................................................            8,181
                       Custodian fees ..........................................................            7,953
                       Transfer agent fees--Class C ............................................            4,516
                       Transfer agent fees--Class I ............................................            2,357
                       Other ...................................................................           13,419
                                                                                                    -------------
                       Total expenses before reimbursement .....................................        1,106,722
                       Reimbursement of expenses ...............................................           (1,587)
                                                                                                    -------------
                       Total expenses after reimbursement ......................................                          1,105,135
                                                                                                                      -------------
                       Investment income--net ..................................................                          5,301,614
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .....................................................          500,121
                          Futures contracts and forward interest rate swaps--net ...............         (120,200)          379,921
                                                                                                    -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .....................................................       (1,916,465)
                          Futures contracts and forward interest rate swaps--net ...............          640,883        (1,275,582)
                                                                                                    -------------------------------
                       Total realized and unrealized loss--net .................................                           (895,661)
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ....................                      $   4,405,953
                                                                                                                      =============

                       See Notes to Financial Statements.


14      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

Statements of Changes in Net Assets

                                                                                                     For the Six         For the
                                                                                                     Months Ended       Year Ended
                                                                                                       March 31,      September 30,
Increase (Decrease) in Net Assets:                                                                       2005              2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................................    $   5,301,614     $  11,316,488
                       Realized gain (loss)--net ...............................................          379,921        (7,025,195)
                       Change in unrealized appreciation/depreciation--net .....................       (1,275,582)        2,528,233
                                                                                                    -------------------------------
                       Net increase in net assets resulting from operations ....................        4,405,953         6,819,526
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ..............................................................       (3,452,882)       (7,065,053)
                          Class B ..............................................................       (1,188,659)       (2,932,447)
                          Class C ..............................................................         (370,671)         (749,487)
                          Class I ..............................................................         (253,008)         (499,877)
                       Realized gain--net:
                          Class A ..............................................................               --           (37,165)
                          Class B ..............................................................               --           (17,832)
                          Class C ..............................................................               --            (4,364)
                          Class I ..............................................................               --            (2,397)
                       Net decrease in net assets resulting from dividends and distributions
                                                                                                    -------------------------------
                       to shareholders .........................................................       (5,265,220)      (11,308,622)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial interest transactions       (11,964,594)      (20,837,404)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ............................................      (12,823,861)      (25,326,500)
                       Beginning of period .....................................................      230,582,610       255,909,110
                                                                                                    -------------------------------
                       End of period* ..........................................................    $ 217,758,749     $ 230,582,610
                                                                                                    ===============================
                          * Undistributed investment income--net ...............................    $     408,829     $     372,435
                                                                                                    ===============================

                            See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005        15

Financial Highlights

                                                                                              Class A
                                                                 ----------------------------------------------------------------
                                                                 For the Six                   For the Year Ended
                                                                 Months Ended                     September 30,
The following per share data and ratios have been derived         March 31,     -------------------------------------------------
from information provided in the financial statements.              2005          2004          2003          2002         2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...   $  11.03      $  11.23      $  11.45      $  11.14     $  10.49
                                                                  ---------------------------------------------------------------
                       Investment income--net .................        .27++         .53++         .54++         .51          .50
                       Realized and unrealized gain (loss)--net       (.06)         (.20)         (.22)          .32          .64
                                                                  ---------------------------------------------------------------
                       Total from investment operations .......        .21           .33           .32           .83         1.14
                                                                  ---------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.26)         (.53)         (.54)         (.52)        (.49)
                          Realized gain--net ..................         --            --+           --            --+          --
                                                                  ---------------------------------------------------------------
                       Total dividends and distributions ......       (.26)         (.53)         (.54)         (.52)        (.49)
                                                                  ---------------------------------------------------------------
                       Net asset value, end of period .........   $  10.98      $  11.03      $  11.23      $  11.45     $  11.14
                                                                  ===============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       1.95%@        3.05%         2.89%         7.73%       11.01%
                                                                  ===============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .........        .85%*         .84%          .84%          .80%         .69%
                                                                  ===============================================================
                       Expenses ...............................        .85%*         .85%          .84%          .80%         .69%
                                                                  ===============================================================
                       Investment income--net .................       4.82%*        4.79%         4.83%         4.60%        4.56%
                                                                  ===============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $140,207      $145,532      $150,395      $145,267     $134,563
                                                                  ===============================================================
                       Portfolio turnover .....................       6.19%        21.68%        55.91%        53.86%       76.22%
                                                                  ===============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

                                                                                              Class B
                                                                 ----------------------------------------------------------------
                                                                 For the Six                   For the Year Ended
                                                                 Months Ended                     September 30,
The following per share data and ratios have been derived         March 31,     -------------------------------------------------
from information provided in the financial statements.              2005          2004          2003          2002         2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...   $  11.04      $  11.23      $  11.46      $  11.15     $  10.50
                                                                  ---------------------------------------------------------------
                       Investment income--net .................        .24++         .49++         .50++         .47          .45
                       Realized and unrealized gain (loss)--net       (.05)         (.20)         (.24)          .32          .64
                                                                  ---------------------------------------------------------------
                       Total from investment operations .......        .19           .29           .26           .79         1.09
                                                                  ---------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.24)         (.48)         (.49)         (.48)        (.44)
                          Realized gain--net ..................         --            --+           --            --+          --
                                                                  ---------------------------------------------------------------
                       Total dividends and distributions ......       (.24)         (.48)         (.49)         (.48)        (.44)
                                                                  ---------------------------------------------------------------
                       Net asset value, end of period .........   $  10.99      $  11.04      $  11.23      $  11.46     $  11.15
                                                                  ===============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       1.74%@        2.72%         2.38%         7.29%       10.56%
                                                                  ===============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .........       1.25%*        1.25%         1.25%         1.21%        1.10%
                                                                  ===============================================================
                       Expenses ...............................       1.26%*        1.25%         1.25%         1.21%        1.10%
                                                                  ===============================================================
                       Investment income--net .................       4.42%*        4.39%         4.41%         4.19%        4.16%
                                                                  ===============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $ 50,223      $ 57,409      $ 78,510      $102,847     $123,173
                                                                  ===============================================================
                       Portfolio turnover .....................       6.19%        21.68%        55.91%        53.86%       76.22%
                                                                  ===============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005        17

                                                                                              Class C
                                                                 ----------------------------------------------------------------
                                                                 For the Six                   For the Year Ended
                                                                 Months Ended                     September 30,
The following per share data and ratios have been derived         March 31,     -------------------------------------------------
from information provided in the financial statements.              2005          2004          2003          2002         2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...   $  11.04      $  11.24      $  11.46      $  11.15     $  10.50
                                                                  ---------------------------------------------------------------
                       Investment income--net .................        .24++         .48++         .48++         .45          .44
                       Realized and unrealized gain (loss)--net       (.05)         (.21)         (.22)          .32          .64
                                                                  ---------------------------------------------------------------
                       Total from investment operations .......        .19           .27           .26           .77         1.08
                                                                  ---------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.24)         (.47)         (.48)         (.46)        (.43)
                          Realized gain--net ..................         --            --+           --            --+          --
                                                                  ---------------------------------------------------------------
                       Total dividends and distributions ......       (.24)         (.47)         (.48)         (.46)        (.43)
                                                                  ---------------------------------------------------------------
                       Net asset value, end of period .........   $  10.99      $  11.04      $  11.24      $  11.46     $  11.15
                                                                  ===============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       1.69%@        2.53%         2.38%         7.19%       10.45%
                                                                  ===============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .........       1.35%*        1.35%         1.34%         1.31%        1.19%
                                                                  ===============================================================
                       Expenses ...............................       1.35%*        1.35%         1.35%         1.31%        1.19%
                                                                  ===============================================================
                       Investment income--net .................       4.32%*        4.29%         4.32%         4.10%        4.05%
                                                                  ===============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $ 16,775      $ 17,309      $ 16,729      $ 14,773     $  8,730
                                                                  ===============================================================
                       Portfolio turnover .....................       6.19%        21.68%        55.91%        53.86%       76.22%
                                                                  ===============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

Financial Highlights (concluded)

                                                                                               Class I
                                                                 ----------------------------------------------------------------
                                                                 For the Six                    For the Year Ended
                                                                 Months Ended                      September 30,
The following per share data and ratios have been derived         March 31,     -------------------------------------------------
from information provided in the financial statements.               2005          2004          2003          2002         2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...   $  11.03      $  11.23      $  11.46      $  11.14     $  10.49
                                                                  ---------------------------------------------------------------
                       Investment income--net .................        .27++         .54++         .55++         .52          .51
                       Realized and unrealized gain (loss)--net       (.04)         (.20)         (.23)          .33          .64
                                                                  ---------------------------------------------------------------
                       Total from investment operations .......        .23           .34           .32           .85         1.15
                                                                  ---------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............       (.27)         (.54)         (.55)         (.53)        (.50)
                          Realized gain--net ..................         --            --+           --            --+          --
                                                                  ---------------------------------------------------------------
                       Total dividends and distributions ......       (.27)         (.54)         (.55)         (.53)        (.50)
                                                                  ---------------------------------------------------------------
                       Net asset value, end of period .........   $  10.99      $  11.03      $  11.23      $  11.46     $  11.14
                                                                  ===============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       2.09%@        3.15%         2.89%         7.93%       11.12%
                                                                  ===============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .........        .75%*         .74%          .74%          .71%         .59%
                                                                  ===============================================================
                       Expenses ...............................        .75%*         .75%          .74%          .71%         .59%
                                                                  ===============================================================
                       Investment income--net .................       4.93%*        4.90%         4.92%         4.69%        4.66%
                                                                  ===============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $ 10,554      $ 10,332      $ 10,275      $ 11,928     $ 17,553
                                                                  ===============================================================
                       Portfolio turnover .....................       6.19%        21.68%        55.91%        53.86%       76.22%
                                                                  ===============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005        19

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


20      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the six months ended March 31, 2005, FAM reimbursed the Fund in the amount of $1,587.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ............................................   .10%               --
Class B ............................................   .25%              .25%
Class C ............................................   .25%              .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 1,069               $10,041
Class I ............................               $   154               $ 1,296
--------------------------------------------------------------------------------

For the six months ended March 31, 2005, MLPF&S received contingent deferred sales charges of $37,964 and $152 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2005, the Fund reimbursed FAM $2,467 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2005 were $13,811,042 and $24,458,006, respectively.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $11,964,594 and $20,837,404 for the six months ended March 31, 2005 and the year ended September 30, 2004, respectively.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005        21

Notes to Financial Statements (concluded)

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended March 31, 2005                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           106,789       $  1,182,680
Automatic conversion of shares ...........           263,749          2,927,950
Shares issued to shareholders in
  reinvestment of dividends ..............           141,602          1,568,056
                                                -------------------------------
Total issued .............................           512,140          5,678,686
Shares redeemed ..........................          (943,766)       (10,435,515)
                                                -------------------------------
Net decrease .............................          (431,626)      $ (4,756,829)
                                                ===============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           274,163       $  3,038,027
Automatic conversion of shares ...........           917,135         10,169,201
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           296,432          3,278,791
                                                -------------------------------
Total issued .............................         1,487,730         16,486,019
Shares redeemed ..........................        (1,689,197)       (18,685,677)
                                                -------------------------------
Net decrease .............................          (201,467)      $ (2,199,658)
                                                ===============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended March 31, 2005                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            52,323       $    579,714
Shares issued to shareholders in
  reinvestment of dividends ..............            55,854            618,679
                                                -------------------------------
Total issued .............................           108,177          1,198,393
                                                -------------------------------
Automatic conversion of shares ...........          (263,601)        (2,927,950)
Shares redeemed ..........................          (477,351)        (5,279,351)
                                                -------------------------------
Total redeemed ...........................          (740,952)        (8,207,301)
                                                -------------------------------
Net decrease .............................          (632,775)      $ (7,008,908)
                                                ===============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           168,284       $  1,861,893
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           139,792          1,548,385
                                                -------------------------------
Total issued .............................           308,076          3,410,278
                                                -------------------------------
Automatic conversion of shares ...........          (916,671)       (10,169,201)
Shares redeemed ..........................        (1,178,642)       (13,010,193)
                                                -------------------------------
Total redeemed ...........................        (2,095,313)       (23,179,394)
                                                -------------------------------
Net decrease .............................        (1,787,237)      $(19,769,116)
                                                ===============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended March 31, 2005                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            90,092       $  1,000,080
Shares issued to shareholders in
  reinvestment of dividends ..............            20,931            231,998
                                                -------------------------------
Total issued .............................           111,023          1,232,078
Shares redeemed ..........................          (153,291)        (1,698,579)
                                                -------------------------------
Net decrease .............................           (42,268)      $   (466,501)
                                                ===============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           340,507       $  3,787,570
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            42,864            474,337
                                                -------------------------------
Total issued .............................           383,371          4,261,907
Shares redeemed ..........................          (304,205)        (3,363,887)
                                                -------------------------------
Net increase .............................            79,166       $    898,020
                                                ===============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended March 31, 2005                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           111,274       $  1,234,226
Shares issued to shareholders in
  reinvestment of dividends ..............            12,369            136,978
                                                -------------------------------
Total issued .............................           123,643          1,371,204
Shares redeemed ..........................           (99,728)        (1,103,560)
                                                -------------------------------
Net increase .............................            23,915       $    267,644
                                                ===============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           143,648       $  1,584,671
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            25,013            276,621
                                                -------------------------------
Total issued .............................           168,661          1,186,292
Shares redeemed ..........................          (147,034)        (1,627,942)
                                                -------------------------------
Net increase .............................            21,627       $    233,350
                                                ===============================
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended March 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Capital Loss Carryforward:

On September 30, 2004, the Fund had a net capital loss carryforward of $8,612,548, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


22      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn retired as President and Trustee of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust. The Fund's Board of Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund.
--------------------------------------------------------------------------------


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005        23

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Manager") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Manager or its affiliates. Each of the Co-Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person and for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent trustees attends all in person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Management Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's management agreement (the "Management Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Manager. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Manager's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

The Board believes that the Manager is one of the most experienced global asset management firms and considers the overall quality of services provided by the Manager to be excellent. The Board also believes that the Manager is financially sound and well managed, and notes that the Manager is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involves the selection of the Manager as the investment manager to the Fund. The Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Management Agreement, the Board requests and receives materials specifically relating to the Fund's Management Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Manager and its affiliates of the Management Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Manager and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Management Agreement, the independent trustees' and Board's review included the following:

The Manager's Services and Fund Performance -- The Board reviewed the nature, extent and quality of services provided by the Manager, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Manager's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the


24      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

Manager were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board attaches primary importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Fund's performance within the group compared for the one and five year periods ranked in the top half and ranked just below the median of the group for the three year period. The Board concluded that the Fund's performance supported the continuation of the management fee rate at the present level and the renewal of the Management Agreement.

The Manager's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Manager responsible for investment operations and the senior management of the Manager's tax-exempt fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, background and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Manager's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Browse, who recently assumed responsibility for management of the Fund's portfolio, has more than ten years' experience investing in municipal bonds. The Board concluded that the Manager and its investment staff and the Fund's portfolio manager have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other, comparable funds. The Board did not consider the services provided to and the fees charged by the Manager to other types of clients with similar investment mandates, because the Manager advised the Board that it had no comparable investment mandates from its institutional clients. The Board noted that the Fund's contractual and actual management fee rates were slightly higher and its overall operating expenses were lower than the median of its comparable funds classified by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other, comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Manager and the Manager's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Manager's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Manager's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that, the Fund's management fee schedule includes breakpoints that reduce the management fee rate as the Fund's assets increase above certain levels, beginning at $500 million, a level that has not yet been attained. The breakpoints should allow the Fund to realize economies of scale as its assets increase. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board including all of the independent trustees, approved the renewal of the existing Management Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005        25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2005        27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #10344 -- 3/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: May 23, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: May 23, 2005